Table

of Contents

Exhibit 10.6
CHANGE

IN

CONTROL

AGREEMENT
THIS

CHANGE

IN

CONTROL

AGREEMENT

(“CIC

Agreement”)

is

made

by

and
between

U.S.

Century

Bank,

with

Corporate

Offices

located

at

2301

NW

87
th

Ave.,

Doral,

FL
33172 (hereinafter called the

“Bank” or the “Company”),

its subsidiaries, divisions and associated
and affiliated entities (“Affiliates”) and Benigno Pazos (“Executive”).
WHEREAS,

as

consideration

for

Executive’s

continued

employment

with

the

Bank

as
Chief Credit

Officer,

which is

incorporated by

reference in

this Agreement),
the parties hereto,
intending to be

legally bound,

agree as follows:
1.
Payment Upon Change in Control.

In the event of a Change in

Control (as defined
herein) for the remaining term of Executive’s employment with the Bank, the

Company agrees to
issue

payment

to

Executive

in

the

total

amount

of

1.5

times

the

Base

Annual

Salary

of

the
Executive applicable for the one

(1) year period prior to

the Change in Control, to

be paid within
thirty (30) days

of the consummation

of the Change

in Control.

Bank’s

provision of this

benefit
to Executive

is

made

without

regard to

whether,

or for

how long,

Executive remains

employed
with the surviving company subsequent to the Change in Control.

2.
Change

in

Control.

“Change

in

Control

shall

mean

the

occurrence

of

an

event
described in (i), (ii), (iii), or (iv) below:
(i) Any person or group (within the meaning of Sections 13(d) and 14(d) of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Bank, an affiliate of the Bank or a trustee or other fiduciary holding securities under an employee benefit plan of the Bank or a corporation owned directly or indirectly by the stockholders of Bank in substantially the same proportions as their ownership of stock of the Bank, becomes the beneficial owner (within the
meaning of Rule 13(d)(3) under the Exchange Act, directly or indirectly (which shall include securities issuable upon conversion, exchange or otherwise) or securities representing 50% or more of the combined voting power of the Bank’s then-outstanding securities entitled to vote for the election of directors.
(ii)

Consummation

of

an

agreement

to

merge or

consolidate

with

another

entity
(other

than

a

majority-controlled

subsidiary

of the

Bank)

unless

the

Bank’s
stockholders immediately before the

merger or

consolidation own more

than 50%
of

the

combined

voting

power

of

the

resulting

entity’s

voting

securities

(giving
effect to

the conversion

or exchange

of securities

issued in

the merger

consolidation
to the

other entity

that are

convertible or

exchangeable for

voting securities)

entitled
generally to vote for the election of directors.

(iii) Consummation

of an

agreement (including,

without limitation,

an agreement
of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of the Bank (or a subsidiary thereof); or

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(iv) Individuals who, as of the date hereof, constitute the Board of Directors of the
Bank

(the

“Incumbent

Board”)

cease

for

any

reason

to constitute
at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election by the stockholders

is

approved

by

a

vote

of

at

least

a

majority

of

directors then
constituting

the

Incumbent

Board

shall

be,

for

purposes

of

this Agreement,
considered as though such person were a member of the Incumbent Board.

Notwithstanding

the

foregoing, no

event

shall

constitute a

Change

in Control

unless
such event shall

also constitute

a change in

control as

defined in Section

409A of the
Code.
3.
Severability. Should any provision of this Agreement

be declared or determined

by
any court of

competent jurisdiction

to be unenforceable

or invalid for

any reason, the

validity of
the remaining

parts, terms

or provisions

of this

Agreement shall

not be

affected thereby

and the
invalid or unenforceable

part, term

or provision shall

be deemed

not to be

a part of

this Agreement.
4.
Applicable

Law/Forum.

This

Agreement

has

been

entered

into

in

and

shall

be
governed

by

and

construed

under

the

internal

laws

of

the

State

of

Florida,

without

regard

to
conflicts of laws principals. All

suits, proceedings and other

actions relating to, arising out

of or in
connection

with

this

Agreement will

be

submitted

solely

to

the

in

personam jurisdiction

of

the
United States District Court for

the Southern District of Florida

(“Federal Court”) or to the

Circuit
Court in Broward County or Miami-Dade County. Executive hereby waives any claims against or objections to such in personam jurisdiction and venue.
5.
Notice.

All notices

and other

communications hereunder

shall be

in writing

and
shall be

deemed to

have been

given only

if and

when personally

delivered or

three (3)

business
days after mailing, postage prepaid, registered or

certified mail, or when delivered (and receipted
for) by an

express delivery service,

addressed in each

case. As to

notices provided to

Bank, notices
shall

be

sent

to

the

Human

Resources

Department

at

the

address

of

the

Bank

listed

in

the
introductory

paragraph

of

this

Agreement.

As

to

notices

to

Executive,

notices

shall

be

sent

to
address provided below. Executive and Bank may change the address for the giving of notices.
6.
Complete Agreement.

This Agreement

represents the

complete agreement

between
Executive and Bank regarding the

subject matter of this Agreement.

This Agreement is in no

way
dependent upon

the performance

of any

other contract

or agreement

that may

have been

or may
be entered

into between

Executive and

Bank, and

remains in

effect

during the

pendency of

this
Agreement.

As such,

the breach

or alleged breach

of any

other contract or

agreement is no

defense
to enforcement of this Agreement.
7.
Amendments in Writing.

No amendment, modification, waiver, or other change to
this

Agreement, shall

in

any event

be

effective

unless

the same

shall be

in

writing, specifically
identifying

this

Agreement

and

the

provision

intended

to

be

changed

and

signed

by

Bank

and
Executive, and each

such change

shall be effective only

in the specific

instance and for

the specific
purpose

for

which

it

is

given.

No

provision

of

this

Agreement shall

be

varied, contradicted

or
explained by

any

oral

agreement,

course

of

dealing

or

performance

or

any

other

matter

not

set
forth in an agreement in writing and signed by Bank and Bank.

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8.
Acknowledgment. Executive

acknowledges that

Executive has

read this

Agreement
in full and completely understands all

of its terms and obligations

and enters into this Agreement
freely

and

voluntarily,

and

after

having

the

opportunity

to

consult

with

representatives

of
Executive’s own choosing and that Executive’s

agreement is freely given.
IN WITNESS

WHEREOF,

the parties

hereto have

duly executed

this Agreement

on the
date first above mentioned.